Supplemental Information
for the Quarter Ended March 31, 2016

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls and the portfolio at the end of the quarter consisted of 36 geographically diverse malls and retail centers, encompassing over 24.8 million square feet in 21 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $191.6 million of net proceeds. On January 13, 2014, Rouse issued 8,050,000 shares of common stock in its equity offering for $150.7 million of net proceeds before deducting for offering expenses.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (property operating expenses, real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

The Company also adjusts for the portion of consolidated net income (loss) attributable to non-controlling interests of joint venture partners to reflect FFO allocable to the Company's common shareholders.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer
Brian Harper	Chief Operating Officer
John Wain	Chief Financial Officer
Susan Elman	Executive Vice President, General Counsel
Michael Grant	Chief Accounting Officer
Brad Cohen/Steve Swett	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Research Coverage

Bank of America/Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646) 855-3640
Barclays Capital	Ross Smotrich	ross.smotrich@barcap.com	(212) 526-2306
Boenning & Scattergood	Floris Van Dijkum	fvandijkum@boenninginc.com	(212) 209-3916
Canaccord Genuity	Paul Morgan	pmorgan@canaccordgenuity.com	(415) 325-7269
Green Street Advisors	Daniel Busch	dbusch@greenstreetadvisors.com	(949) 640-8780
KeyBanc	Todd Thomas	tthomas@key.com	(917) 368-2286
RBC	Richard Moore	rich.moore@rbccm.com	(440) 715-2646
Stifel Nicolaus	Nathan Isbee	isbeen@stifel.com	(443) 224-1346

Common Share Trading Statistics

	March 31, 2016	December 31, 2015
High	$18.40	$18.61
Low	$13.12	$14.09
Close	$18.38	$14.56
Volume	62,347,900	16,646,100

Q1 2016 Supplemental Package	3

Shares Outstanding

	Three Months Ended
	March 31, 2016	March 31, 2015
Total common shares outstanding	57,882,048	57,833,216
Net number of common shares issuable assuming exercise of stock options (1)	443,250	715,698
Total common shares - diluted	58,325,298	58,548,914
Weighted average common shares outstanding - diluted (FFO)(2)	57,997,943	58,287,256
Weighted average common shares outstanding - basic (GAAP)(3)	57,643,017	57,603,340
Weighted average common shares outstanding - diluted (GAAP)(3)(4)	57,643,017	58,287,256

(1) Based upon the weighted average stock price for the three months ended March 31, 2016.
(2) Utilized for Funds From Operations (FFO) and Core Funds From Operations (Core FFO) purposes.
(3) Calculated in accordance with GAAP for the three months ended March 31, 2016 and 2015.
(4) Dilutive shares are excluded for the three months ended March 31, 2016, as the Company was in a net loss position.

Q1 2016 Supplemental Package	4

Financial Overview

Consolidated Balance Sheets

(In thousands)	March 31, 2016 (Unaudited)	December 31, 2015

Assets:
Investment in real estate:
Land	$427,952	$428,157
Buildings and equipment	2,180,341	2,151,443
Less accumulated depreciation	(257,953)	(239,091)
Net investment in real estate	2,350,340	2,340,509
Cash and cash equivalents	6,516	5,420
Restricted cash	32,752	34,568
Accounts receivable, net	43,434	43,196
Deferred expenses, net (1)	45,975	44,859
Prepaid expenses and other assets, net	44,540	49,034
Total assets	$2,523,557	$2,517,586

Liabilities:
Mortgages, notes and loans payable, net (1)	$1,735,926	$1,694,841
Accounts payable and accrued expenses, net	127,992	147,288
Total liabilities	1,863,918	1,842,129

Commitments and contingencies	—	—

Mezzanine Equity:
Non-controlling interest in Operating Partnership	141,965	140,953

Equity:
Preferred stock (2)	—	—
Common stock (3)	581	581
Additional paid-in capital	643,203	643,828
Accumulated deficit	(131,264)	(121,182)
Accumulated other comprehensive loss	(4,257)	(65)
Treasury stock (4)	(5,073)	(3,509)
Total stockholders' equity	503,190	519,653
Non-controlling interest	14,484	14,851
Total equity	517,674	534,504
Total liabilities, mezzanine equity and equity	$2,523,557	$2,517,586

(1) For the year ended December 31, 2015, deferred financing costs of approximately $11.7 million were reclassified from Deferred expenses, net to Mortgages, notes and loans payable, net due to the adoption of ASU 2015-03: "Simplifying the Presentation of Debt Issuance Costs".
(2) Preferred stock: $0.01 par value; 50,000,000 shares authorized, 0 issued and outstanding at March 31, 2016 and December 31, 2015.
(3) Common stock: $0.01 par value; 500,000,000 shares authorized, 58,287,506 issued and 57,882,048 outstanding at March 31, 2016 and 58,097,933 issued and 57,797,475 outstanding at December 31, 2015.
(4) Treasury stock, at cost, $0.01 par value, 343,055 shares at March 31, 2016 and 238,055 shares at December 31, 2015.

Q1 2016 Supplemental Package	5

Financial Overview

Consolidated Statements of Operations and Comprehensive Income (Loss)

	Three Months Ended
(In thousands, except per share amounts)	March 31, 2016 (Unaudited)	March 31, 2015 (Unaudited)
Revenues:
Minimum rents	$56,265	$51,534
Tenant recoveries	20,843	19,949
Overage rents	1,744	1,590
Other	1,780	1,488
Total revenues	80,632	74,561
Expenses:
Property operating costs	16,959	16,875
Real estate taxes	7,032	7,474
Property maintenance costs	2,899	3,385
Marketing	421	389
Provision for doubtful accounts	613	497
General and administrative	6,839	6,470
Provision for impairment	—	2,900
Depreciation and amortization	26,348	25,986
Other	11,361	2,159
Total operating expenses	72,472	66,135
Operating income	8,160	8,426

Interest income	4	13
Interest expense	(17,953)	(19,151)
Gain on extinguishment of debt	—	22,840
(Loss) income before income taxes and gain on sale of real estate assets	(9,789)	12,128
Provision for income taxes	(158)	(236)
(Loss) income before gain on sale of real estate assets	(9,947)	11,892
Gain on sale of real estate assets	—	32,509
Net (loss) income	$(9,947)	$44,401
Net (income) loss attributable to non-controlling interests	(135)	6
Net (loss) income attributable to Rouse Properties Inc.	$(10,082)	$44,407
Preferred distributions	(1,750)	—
Net (loss) income allocable to common shareholders	$(11,832)	$44,407

Per common share data:
Net (loss) income per share allocable to common shareholders
Basic	$(0.21)	$0.77
Diluted	$(0.21)	$0.76

Dividends declared per share	$—	$0.18

Other comprehensive income (loss):
Net (loss) income	$(9,947)	$44,401
Other comprehensive income (loss):
Net unrealized loss on financial instruments	(4,192)	(406)
Comprehensive (loss) income	$(14,139)	$43,995

Q1 2016 Supplemental Package	6

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Period Ended

	March 31, 2016					March 31, 2015
(In thousands, except per share amounts)	(Unaudited)					(Unaudited)
	Consolidated	Non-controlling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO	Consolidated	Non-controlling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (2)	$56,265	$(1,050)	$55,215	$(759)	$54,456	$51,534	$(1,025)	$50,509	$2,499	$53,008
Tenant recoveries	20,843	(325)	20,518	—	20,518	19,949	(327)	19,622	—	19,622
Overage rents	1,744	(67)	1,677	—	1,677	1,590	(49)	1,541	—	1,541
Other	1,780	(24)	1,756	—	1,756	1,488	(9)	1,479	—	1,479
Total revenues	80,632	(1,466)	79,166	(759)	78,407	74,561	(1,410)	73,151	2,499	75,650
Operating expenses:
Property operating costs (3)	16,959	(229)	16,730	(39)	16,691	16,875	(277)	16,598	(39)	16,559
Real estate taxes	7,032	(152)	6,880	—	6,880	7,474	(177)	7,297	—	7,297
Property maintenance costs	2,899	(24)	2,875	—	2,875	3,385	(38)	3,347	—	3,347
Marketing	421	(7)	414	—	414	389	(1)	388	—	388
Provision for doubtful accounts	613	(11)	602	—	602	497	30	527	—	527
Total operating expenses	27,924	(423)	27,501	(39)	27,462	28,620	(463)	28,157	(39)	28,118

Net operating income	52,708	(1,043)	51,665	(720)	50,945	45,941	(947)	44,994	2,538	47,532

General and administrative (4)(5)	6,839	(1)	6,838	(3)	6,835	6,470	—	6,470	(5)	6,465
Other (6)	11,361	—	11,361	(11,361)	—	2,159	—	2,159	(2,159)	—
Subtotal	34,508	(1,042)	33,466	10,644	44,110	37,312	(947)	36,365	4,702	41,067

Interest income	4	—	4	—	4	13	—	13	—	13
Interest expense
Amortization and write-off of market rate adjustments	239	—	239	(239)	—	(50)	—	(50)	50	—
Amortization and write-off of deferred financing costs	(901)	—	(901)	901	—	(899)	—	(899)	899	—
Debt extinguishment costs	—	—	—	—	—	—	—	—	—	—
Interest on debt	(17,291)	335	(16,956)	—	(16,956)	(18,202)	357	(17,845)	—	(17,845)
Provision for income taxes	(158)	9	(149)	149	—	(236)	—	(236)	236	—
Preferred distributions	(1,750)	—	(1,750)	—	(1,750)	—	—	—	—	—
Funds from operations	$14,651	$(698)	$13,953	$11,455	$25,408	$17,938	$(590)	$17,348	$5,887	$23,235
Funds from operations per share - basic (7)					$0.44					$0.40
Funds from operations per share - diluted (8)					$0.44					$0.40
(1) Represents our partner's share of operations from consolidated properties.
(2) Core adjustments include the aggregate amounts for straight-line rent of $(795) and $27, above / below market lease amortization of $40 and $2,464 and tenant inducement amortization of $(4) and $8 for the three months ended March 31, 2016 and 2015, respectively.
(3) Core adjustments include above / below market ground lease amortization of $39 for each of the three months ended March 31, 2016 and 2015.
(4) General and administrative costs include $804 and $865 of non-cash stock compensation expense for the three months ended March 31, 2016 and 2015, respectively.
(5) Core adjustments include amounts for the corporate and regional office straight-line rent of $3 and $5 for the three months ended March 31, 2016 and 2015, respectively.
(6) Core adjustments for the three months ended March 31, 2016 primarily include $11.0 million of non-recurring costs related to the potential merger with Brookfield. Core adjustments for the three months ended March 31, 2015 primarily include costs related to the transition from Brookfield's IT platform on to Rouse's IT platform.
(7) Calculated using weighted average number of shares of common stock of 57,643,017 and 57,603,340 for the three months ended March 31, 2016 and 2015, respectively.
(8) Assumes 57,997,943 and 58,287,256 diluted shares of common stock for the three months ended March 31, 2016 and 2015, respectively.

Q1 2016 Supplemental Package	7

Financial Schedules

Core NOI Summary

	Three Months Ended
(In thousands)	March 31, 2016 (Unaudited)	March 31, 2015 (Unaudited)

Consolidated net operating income	$52,708	$45,941
Add / (less) :
Non-controlling interests	(1,043)	(947)
Core NOI adjustments	(720)	2,538
Rouse core net operating income	50,945	47,532
Add / (less):
Non same property assets (1)	(14,303)	(10,977)
Lease termination income and other	(154)	(434)
Same Property core net operating income	$36,488	$36,121
Same Property change %	1.0%

(1) Represents Mt. Shasta, Fig Garden, and The Shoppes at Carlsbad which were acquired in January 2015, June 2015, and November 2015, respectively. Same Property portfolio also excludes Gateway Mall, NewPark Mall, Spring Hill Mall, Grand Traverse Mall and The Shoppes at Bel Air, which are undergoing redevelopment with significant disruption. Vista Ridge Mall is a special consideration asset, which is also excluded from our Same Property portfolio. An asset is designated as a special consideration asset when a property has a heightened probability of being conveyed to its lender absent substantive renegotiation.

Q1 2016 Supplemental Package	8

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended
(In thousands, except per share)	March 31, 2016 (Unaudited)	March 31, 2015 (Unaudited)

Reconciliation of NOI to GAAP Operating Income
Rouse NOI:	$51,665	$44,994
Non-controlling interest	1,043	947
General and administrative	(6,839)	(6,470)
Other	(11,361)	(2,159)
Depreciation and amortization	(26,348)	(25,986)
Provision for impairment	—	(2,900)
Operating income	$8,160	$8,426

Reconciliation of FFO to GAAP Net (loss) income allocable to common shareholders
FFO:	$13,953	$17,348
Non-controlling interest - Depreciation and amortization/Other	563	596
Depreciation and amortization	(26,348)	(25,986)
Provision for impairment	—	(2,900)
Gain on extinguishment of debt	—	22,840
Gain on sale of real estate assets	—	32,509
Net (loss) income allocable to common shareholders	$(11,832)	$44,407

Weighted average number of shares outstanding - Basic	57,643,017	57,603,340

Weighted average number of shares outstanding - Diluted	57,643,017	58,287,256

Per common share data:
Net (loss) income per share allocable to common shareholders
Basic	$(0.21)	$0.77
Diluted	$(0.21)	$0.76

Q1 2016 Supplemental Package	9

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	Ownership %	Initial Maturity		Extended Maturity			Outstanding Balance	Balloon Payment at Maturity	Amortization
		Month	Year	Month	Year	Rate			2016	2017	2018	2019	2020	After	Mortgage Details
Vista Ridge Mall (1)	100%	Apr	2016	Apr	2016	6.87%	$64,660	$64,660	$—	$—	$—	$—	$—	$—	Non-recourse/fixed
Turtle Creek Mall (1)	100%	Jun	2016	Jun	2016	6.54	76,343	76,079	264	—	—	—	—	—	Non-recourse/fixed
NewPark Mall (2)	100%	Sep	2018	Sep	2019	3.22	125,000	125,000	—	—	—	—	—	—	Non-recourse/fixed
West Valley Mall (1) (2)	100%	Sep	2018	Sep	2023	3.24	59,000	56,691	188	1,147	974	—	—	—	Non-recourse/fixed
The Shoppes at Bel Air (1) (2)	100%	Nov	2018	Nov	2019	3.34	110,450	108,800	—	275	1,375	—	—	—	Non-recourse/fixed
The Centre at Salisbury (1) (3)	100%	Mar	2019	Mar	2020	3.04	97,500	97,500	—	—	—	—	—	—	Partial non-recourse/floating
The Shoppes at Gateway (2)	100%	Jan	2020	Jan	2021	3.64	75,000	75,000	—	—	—	—	—	—	Non-recourse/fixed
Pierre Bossier Mall	100%	May	2022	May	2022	4.94	45,672	39,891	614	866	911	957	1,000	1,433	Non-recourse/fixed
Pierre Bossier Anchor	100%	May	2022	Mau	2022	4.85	3,528	2,894	68	95	100	105	110	156	Non-recourse/fixed
Southland Center (MI)	100%	Jul	2022	Jul	2022	5.09	74,486	65,085	964	1,363	1,435	1,511	1,580	2,548	Non-recourse/fixed
Chesterfield Towne Center	100%	Oct	2022	Oct	2022	4.75	105,933	92,380	1,343	1,892	1,985	2,082	2,171	4,080	Non-recourse/fixed
Animas Valley	100%	Nov	2022	Nov	2022	4.41	48,924	41,844	700	980	1,025	1,072	1,115	2,188	Non-recourse/fixed
Lakeland Mall	100%	Apr	2023	Apr	2023	4.17	66,494	55,951	965	1,348	1,406	1,467	1,523	3,834	Non-recourse/fixed
Valley Hills Mall	100%	July	2023	July	2023	4.47	65,070	54,921	881	1,237	1,294	1,354	1,409	3,974	Non-recourse/fixed
Chula Vista Center	100%	July	2024	July	2024	4.18	70,000	60,814	—	467	1,175	1,225	1,270	5,049	Non-recourse/fixed
The Mall at Barnes Crossing	52.8%	Sep	2024	Sep	2024	4.29	67,000	58,361	—	268	1,093	1,142	1,184	4,952	Non-recourse/fixed
Bayshore Mall	100%	Nov	2024	Oct	2024	3.96	46,500	40,185	—	130	804	837	866	3,678	Non-recourse/fixed
Mt. Shasta Mall	100%	Mar	2025	Mar	2025	4.19	31,850	27,747	—	—	386	540	560	2,617	Non-recourse/fixed
Fig Garden Village	100%	Jun	2025	Jun	2025	4.14	74,200	67,494	—	—	—	—	606	6,100	Non-recourse/fixed
Greenville Mall	100%	Nov	2025	Nov	2025	4.46	45,263	36,826	531	746	781	817	849	4,713	Non-recourse/fixed

Total property level debt						4.28%	$1,352,873	$1,248,123	$6,518	$10,814	$14,744	$13,109	$14,243	$45,322

2013 Term Loan (4)		Nov	2018	Nov	2018	2.79	285,000	285,000	—	—	—	—	—	—	Recourse/floating
2013 Revolver (4) (5)		Nov	2017	Nov	2017	2.79	111,000	111,000	—	—	—	—	—	—	Recourse/floating

Total corporate level debt							396,000	396,000	—	—	—	—	—	—
Total Debt Outstanding (6) (7)						3.94%	$1,748,873	$1,644,123	$6,518	$10,814	$14,744	$13,109	$14,243	$45,322

Market rate adjustment							(760)
Unamortized deferred financing costs							(12,187)
Total Mortgages, Notes & Loans Payable							$1,735,926
Less: Non controlling interest share of debt
The Mall at Barnes Crossing	47.2%	Sep	2024			4.29	(31,624)
Company's Share of Consolidated Debt						4.28%	$1,704,302
(1) Prepayable without a penalty.
(2) The Company entered into an interest rate swap transaction which fixed the interest rate on the loan for this property.
(3) LIBOR (30 day) plus 260 basis points.
(4) LIBOR (30 day) plus 235 basis points.
(5) As of March 31, 2016 the Company had drawn $111.0 million on the Revolver.

Q1 2016 Supplemental Package	10

Financial Schedules

Mortgages, Notes, and Loans Payable (continued)

(6) The following properties were included in our 2013 Senior Facility collateral pool as of March 31, 2016:

Birchwood Mall	Lansing Mall	The Shoppes at Carlsbad	Southland Mall
Cache Valley Mall	The Mall at Sierra Vista	Sikes Senter	Three Rivers Mall
Colony Square Mall	Mall St. Vincent	Silver Lake Mall	Westwood Mall
Grand Traverse Mall	North Plains Mall	Spring Hill Mall	White Mountain Mall

(7) Approximately 72% or $1.26 billion of the Rouse debt had a fixed interest rate and 28% or $493.5 million of the Rouse debt had a variable interest rate.

(In thousands)	2016	2017	2018	2019	2019	After	Total
Balloon payment	$140,739	$111,000	$575,491	$97,500	$75,000	$644,393	$1,644,123
Amortization	6,518	10,814	14,744	13,109	14,243	45,322	104,750
Debt maturity and amortization	$147,257	$121,814	$590,235	$110,609	$89,243	$689,715	$1,748,873
Weighted average interest rate of expiring debt	6.69%	2.78%	3.03%	3.04%	3.64%	4.45%	3.94%
.

(In thousands)	Property-Level Debt	Term Loan	Revolver	Total
Beginning balance as of January 1, 2016	$1,362,853	$285,000	$59,000	$1,706,853
The Centre at Salisbury Payoff	(115,000)	—	—	(115,000)
The Centre at Salisbury Refinance	97,500	—	—	97,500
NewPark Mall Subsequent Funding	10,750	—	—	10,750
Q1 2016 Mortgage loan amortization	(3,230)	—	—	(3,230)
Drawdowns on 2013 Revolver	—	—	63,000	63,000
Paydowns on 2013 Revolver	—	—	(11,000)	(11,000)
Ending balance as of March 31, 2016	$1,352,873	$285,000	$111,000	$1,748,873

Weighted Average Balance	$1,365,381	$285,000	$78,758	$1,729,139

Q1 2016 Supplemental Package	11

Financial Schedules

Prepaid Expenses and Other Assets, Net

(In thousands)	March 31, 2016 (Unaudited)	December 31, 2015

Above-market tenant leases, net	$36,999	$40,180
Prepaid expenses	3,629	4,372
Below-market ground leases, net	2,951	2,990
Deposits	494	424
Other	467	1,068
Total prepaid expenses and other assets, net	$44,540	$49,034

Accounts Payable and Accrued Expenses, Net

(In thousands)	March 31, 2016 (Unaudited)	December 31, 2015

Below market tenant leases, net	$39,419	$42,592
Construction payable	36,582	47,572
Accounts payable and accrued expenses	9,799	8,096
Accrued payroll and employee liabilities	9,367	7,778
Accrued real estate taxes	8,463	8,773
Accrued interest	7,378	6,868
Asset retirement obligation liability	6,154	6,085
Derivative liability	4,274	677
Deferred income	3,880	5,420
Tenant and other deposits	1,659	1,706
Accrued dividend	—	10,472
Other	1,017	1,249
Total accounts payable and accrued expenses, net	$127,992	$147,288

Q1 2016 Supplemental Package	12

Portfolio Operating Metrics

Strategic Capital Redevelopment Projects:
($ in thousands)

Property	Description	Total Project Square Feet	Total Net Estimated Project Cost	Cost to Date	Estimated Stabilized Yield (1)	Construction Start Date	Substantial Completion Date
NewPark Mall Newark, CA	140,000 SF of new entertainment space, including AMC Theater and a two level restaurant pavilion with patio seating.	175,000	$64,232(2)	$60,313	9.5 - 10.5%	Q3 2014	Q4 2015 - Q2 2016
The Shoppes at Gateway Springfield, OR	De-mall and construct new exterior facing junior boxes including Marshall's, Hobby Lobby, Petco and new outparcels.	288,000	$45,200	$42,104	8 - 9%	Q3 2014	Q4 2015
Southland Center Taylor, MI	Demolish vacant anchor and construct new 50,000 SF Cinemark Theater and restaurant collection.	62,000	$15,300	$10,431	9 - 10%	Q2 2015	Q1 2016
Southland Mall Hayward, CA	Redevelop former Kohl's anchor for new Dick's Sporting Goods, convert inline space to new Cinemark Theater, junior boxes and full service and fast casual restaurants.	243,000	$46,150	$11,576	9 - 10%	Q3 2015	Q4 2016 - Q2 2017
Spring Hill Mall West Dundee, IL	Replace former JCPenney anchor and inline space with new 37,000 SF Cinemark Theater, street scape, multi-tenant buildings and restaurant collection.	93,000	$23,966(3)	$17,998	8 - 9%	Q3 2015	Q4 2016
(1) Estimated stabilized yield based on total net estimated project cost.
(2) After deducting the benefit of the net present value of municipal incentive currently estimated at $9.6 million.
(3) After deducting the benefit of the net present value of municipal incentive currently estimated at $6.5 million.

Total Portfolio Capital Expenditures:

Three Months Ended
(In thousands)	March 31, 2016
Ordinary capital expenditures (1)	$1,995
Cosmetic capital expenditures	1,449
Tenant improvements and allowances (2)	7,590
Total	$11,034

(1) Includes non-tenant recurring and non-recurring capital expenditures.
(2) Includes tenant improvements and allowances on current operating properties, excluding anchors and strategic projects.

Q1 2016 Supplemental Package	13

Portfolio Operating Metrics

Key Operating Performance Indicators
As of March 31, 2016

GLA Summary (1)
	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Office GLA	Anchor GLA (Tenant Owned)	Total Area
		(GLA in thousands)
Total Rouse Properties Portfolio	36	11,815	5,482	34	7,539	24,870

Operating Metrics (1)

	Tenant Sales (2)	Occupancy Cost (3)
Total Operating Portfolio	$357	11.1%

	Operating Property Portfolio
	In-Place Rent < 10k SF (4)
	March 31, 2016	March 31, 2015
Freestanding	$21.64	$19.18
Mall	41.68	38.49
Total Operating Property portfolio	$39.01	$36.03

(1) See Property Schedule on page 15 for individual details.
(2) Trailing twelve month tenant sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.
(3) Represents mall and freestanding tenants less than 10,000 square feet utilizing comparative tenant sales.
(4) Weighted average rent of mall and freestanding stores as of March 31, 2016 and 2015. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Q1 2016 Supplemental Package	14

Portfolio Operating Metrics

Summary of Properties (1)
As of March 31, 2016

Property Name	Location	Anchors / Major Tenants	Mall and Freestanding GLA	Office GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	Farmington, NM	Dillard's, JCPenney, Sears	277,848	—	188,817	—	466,665	91.5%	88.5%
Barnes Crossing, The Mall at	Tupelo, MS	Belk, Belk Home, JCPenney, Sears	370,450	—	250,965	100,954	722,369	98.5	94.4
Bayshore Mall	Eureka, CA	Wal Mart, Kohl's, Sears	362,790	—	161,209	59,235	583,234	86.0	86.0
Birchwood Mall	Port Huron, MI	Target, Macy's, JCPenney, Carson's, Sears	303,098	—	161,216	264,918	729,232	90.6	90.6
Cache Valley Mall	Logan, UT	Herberger's, JCPenney	237,250	—	109,476	—	346,726	95.0	90.7
Chesterfield Towne Center	Richmond, VA	Macy's, JCPenney, At Home, Sears	483,639	—	543,572	—	1,027,211	93.5	89.8
Chula Vista Center	Chula Vista, CA	Macy's, AMC, JCPenney, Burlington, Sears	323,463	—	163,232	377,600	864,295	91.7	90.6
Colony Square Mall	Zanesville, OH	Elder-Beerman, JCPenney, Dunham's Sports, Cinemark	354,859	—	78,440	58,997	492,296	85.6	85.5
Fig Garden Village	Fresno, CA	Whole Foods, CVS	259,451	33,181	—	—	292,632	91.6	91.6
Greenville Mall	Greenville, NC	Belk, Belk Ladies, JCPenney, Dunham's Sports	224,806	—	178,510	46,051	449,367	93.8	93.8
Lakeland Square	Lakeland, FL	Dillard's, Macy's, JCPenney, Cinemark, Sears	361,426	—	186,358	347,353	895,137	91.4	85.1
Lansing Mall	Lansing, MI	Macy's, Regal Cinema, JCPenney, Younkers	483,659	—	210,900	103,000	797,559	91.2	92.0
Mall St. Vincent	Shreveport-Bossier City, LA	Dillard's, Sears	194,744	—	—	348,000	542,744	81.4	76.8
Mt. Shasta	Redding, CA	Macy's, JCPenney, Sears	188,643	—	130,444	202,594	521,681	98.3	89.3
North Plains Mall	Clovis, NM	Dillard's, JCPenney, Sears, Beall's	131,488	—	170,496	—	301,984	94.0	94.0
Pierre Bossier Mall	Bossier City, LA	Dillard's, JCPenney, Sears, Virginia College	264,906	—	59,156	288,328	612,390	85.2	85.1
Salisbury, The Centre at	Salisbury, MD	Macy's, Dick's, Regal Cinema, Boscov's, Sears	391,571	—	272,304	140,000	803,875	97.1	93.3
Sierra Vista, The Mall at	Sierra Vista, AZ	Dillard's, Cinemark, Sears	170,185	—	—	196,492	366,677	95.1	95.1
Sikes Senter	Wichita Falls, TX	Dillard's, Dillard's Men's and Home, JCPenney, At Home	294,145	—	374,690	—	668,835	86.8	81.5
Silver Lake Mall	Coeur D' Alene, ID	Macy's, JCPenney, Sears, Sports Authority	152,941	—	172,253	—	325,194	85.7	85.7
Southland Center	Taylor, MI	Macy's, Cinemark, JCPenney	372,898	—	215,787	292,377	881,062	97.8	95.9
Southland Mall	Hayward, CA	Macy's, JCPenney, Sears	573,588	—	347,032	292,000	1,212,620	92.7	87.5
Three Rivers Mall	Kelso, WA	JCPenney, Macy's, Sportsman's Warehouse, Regal Cinema	304,805	—	98,566	—	403,371	82.1	82.1
Turtle Creek, The Mall at	Jonesboro, AR	Dillard's, Target, JCPenney	346,078	—	—	364,199	710,277	91.0	86.9
Valley Hills Mall	Hickory, NC	Belk, Dillard's, JCPenney, Sears	311,365	—	—	611,516	922,881	92.2	89.8
Washington Park Mall	Bartlesville, OK	JCPenney, Dillard's, Sears	161,933	—	122,894	71,402	356,229	89.2	89.2
West Valley Mall	Tracy, CA	Macy's, Target, Cinemark, JCPenney, Sears	535,463	—	236,454	111,836	883,753	96.4	94.8
Westwood Mall	Jackson, MI	Wal-Mart, JCPenney, Younkers	143,730	—	70,500	301,188	515,418	89.0	89.0
White Mountain Mall	Rock Springs, WY	Herberger's, JCPenney	246,285	—	94,482	—	340,767	98.6	91.5
Total Operating Portfolio			8,827,507	33,181	4,597,753	4,578,040	18,036,481	91.8%	89.3%
Bel Air, The Shoppes at	Mobile, AL	Belk, Dillard's, Target, JCPenney	399,081	—	325,148	440,865	1,165,094	88.4	74.8
Carlsbad, The Shoppes at	Carlsbad, CA	Macy's, Macy's Men & Home, JCPenney, Regal Cinema, 24 Hour Fitness, Sears	518,979		—	570,051	1,089,030	82.2	80.7
Gateway Mall	Springfield, OR	Kohl's, Sears, Target, Cabella's, Walmart Neighborhood Grocery, Cinemark	479,604	—	218,055	113,613	811,272	95.1	88.1
Grand Traverse Mall	Traverse City, MI	Macy's, Target, JCPenney	316,000	—	—	283,349	599,349	97.1	77.3
Newpark Mall	Newark, CA	Macys, JCPenney, Burlington Coat, AMC, Sears	485,784	—	207,372	335,870	1,029,026	90.5	70.4
Spring Hill Mall	West Dundee, IL	Kohl's, Carson Pirie Scott, Macy's, Sears	397,143	—	134,148	547,432	1,078,723	90.5	84.0
Vista Ridge Mall	Lewisville, TX	Dillard's, JCPenney, Macy's, Cinemark, Sears	390,648	—	—	670,210	1,060,858	79.9	79.4
Redevelopment and special consideration assets			2,987,239	—	884,723	2,961,390	6,833,352	88.8%	79.4%
Total Rouse Portfolio			11,814,746	33,181	5,482,476	7,539,430	24,869,833	91.1%	86.9%
(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries with the exception of The Mall at Barnes Crossing of which Rouse owns a 52.8% interest.

Q1 2016 Supplemental Package	15

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of March 31, 2016

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)	Percent of Total Gross Rent
Specialty Leasing (3)	472	1,139,115	$12.96
Permanent Leasing
2015 and Prior	13	25,648	76.54	0.7%
2016	233	653,255	35.03	7.9%
2017	432	1,436,715	33.49	16.6%
2018	266	1,096,605	34.05	12.9%
2019	169	758,502	32.95	8.6%
2020	142	597,256	28.98	6.0%
2021	126	758,070	25.24	6.6%
2022	88	394,241	34.01	4.6%
2023	87	439,510	32.74	5.0%
2024	95	664,630	22.73	5.2%
2025	117	851,783	27.09	8.0%
2026	117	816,426	27.80	7.8%
2027 and thereafter	63	1,127,116	26.05	10.1%
Total Permanent Leasing	1,948	9,619,757	$30.09	100%
Total Leasing	2,420	10,758,872

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(2) Excluded from the Expiring Rate are freestanding spaces, kiosks and leases paying percent rent in lieu of base minimum rent.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q1 2016 Supplemental Package	16

Portfolio Operating Metrics

Top Ten Tenants
As of March 31, 2016

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other (1)	Square Footage (000's)	Total	Rouse Owned
L Brands, Inc.	Bath & Body Works, Victoria's Secret, White Barn Candle Co.	4.5%	273	65	65
Foot Locker, Inc.	Champs Sports, Footaction USA, Foot Locker, Kids Foot Locker, Lady Foot Locker	3.4	249	55	55
Signet Jewelers, Ltd	Belden Jewelers, JB Robinson Jewelers, Kay Jewelers, Osterman Jewelers, Weisfields Jewelers, Zales, Gordon's, Piercing Pagoda	3.3	91	69	69
JCPenney Company, Inc.	JCPenney	2.6	2,798	29	18(2)
Cinemark USA, Inc.	Cinemark Movies	2.0	356	8	8
Genesco Inc.	Hat Shack, Hat World, Journey's, Lids, Lids Locker Room, Underground Station	1.8	86	59	59
Macy's Inc.	Macy's	1.8	2,360	18	5
Sears Holdings Corporation	Sears	1.8	2,980	23	11
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	1.7	104	18	18
Ascena Retail Group, Inc.	Ann Taylor, Loft, Dressbarn, Justice, Limited Too, Maurices, Lane Bryant	1.7	209	41	41
Totals		24.6%	9,506	385	349

(1) Represents the trailing twelve months of minimum rent, tenant recoveries and other.
(2) Does not include three locations in which Rouse owns the land which is ground leased to JCPenney.

Q1 2016 Supplemental Package	17

Portfolio Operating Metrics

Leasing Activity
As of March 31, 2016

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Inline Rent PSF (2)	Initial Freestanding Rent PSF	Average Inline Rent PSF (3)	Average Freestanding Rent PSF
Under 10,000 sq. ft.	52	167,620	8.7	$35.57	$41.66	$39.10	$45.47
Over 10,000 sq. ft.	6	135,344	11.7	16.61	—	18.04	—
Total New Leases	58	302,964	10.0	26.73	41.66	29.28	45.47

Renewal Leases
Under 10,000 sq. ft.	55	172,511	2.8	$33.84	$24.33	$34.81	$25.91
Over 10,000 sq. ft.	2	21,003	7.4	18.45	—	19.34	—
Total Renewal Leases	57	193,514	3.3	32.07	24.33	33.04	25.91

Sub-Total	115	496,478	7.4	28.80	33.89	30.73	36.70

Percent in Lieu	30	107,365	n.a.	n.a.	n.a	n.a.	n.a

Total Q1 2016	145	603,843	7.4	$28.80	$33.89	$30.73	$36.70

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (4)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (5)	$	%	$	%
Three Months Ended March 31, 2016	75	235,483	5.9	$35.80	$38.21	$30.06	$5.74	19.1%	$8.15	27.1%

(1) Excluding anchors and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Excluding anchors, percent in lieu, and specialty leasing.
(5) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q1 2016 Supplemental Package	18

Glossary of Terms

Anchor/Traditional Anchor	Department stores and discount department stores in traditional anchor spaces whose merchandise appeals to a broad range of shoppers or spaces which are greater than 70,000 square feet.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Freestanding	Outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Gross Leasable Area (GLA)	Total gross leasable space at 100%.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Mall	All mall shop locations excluding anchor and freestanding stores.
Occupancy Cost	Ratio of total tenant charges (rent and reimbursement of common area charges, real estate tax and insurance) to comparative sales for tenants less than 10,000 square feet.
Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Operating Portfolio	Portfolio excluding properties undergoing substantial redevelopment and special consideration properties.
Specialty Leasing	Temporary tenants typically on license agreements with terms in excess of twelve months and are generally cancellable by the Company with notice ranging from 30-90 days.
Tenant Sales	Rolling twelve month sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.

Q1 2016 Supplemental Package	19